[Logo: World Globe]
                            POLARIS GLOBAL VALUE FUND



                                 ANNUAL REPORT
                                  May 31, 2001




                                     POLARIS
                            CAPITAL MANAGEMENT, INC.
                              www.polarisfunds.com

                                TABLE OF CONTENTS
                                                                            PAGE



      A Message to Our Shareholders ......................................     1

      Performance Chart and Analysis .....................................     4

      Schedule of Investments ............................................     5

      Statement of Assets and Liabilities ................................     7

      Statement of Operations ............................................     8

      Statements of Changes in Net Assets ................................     9

      Financial Highlights ...............................................    10

      Notes to Financial Statements ......................................    11

      Independent Auditors' Report .......................................    16

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2001
--------------------------------------------------------------------------------


Dear Fellow Shareholder:

We are pleased to present the annual report for the Polaris Global Value Fund (the "Fund") for the fiscal year June 1, 2000 through May 31, 2001. The Fund had an outstanding return for this period, outperforming its benchmark, the MSCI World Index, by 24.04%. The Fund showed quarter-by-quarter performance ahead of the benchmark.

The following table summarizes these results.*

                                      ---------------------------------------------------------- ---------------
                                                                                                  FISCAL YEAR
                                                     FISCAL QUARTER PERFORMANCE                   PERFORMANCE
                                      ---------------------------------------------------------- ---------------
                                       QTR ENDED      QTR ENDED      QTR ENDED      QTR ENDED      YEAR ENDED
                                        8/31/00       11/30/00        2/28/01        5/31/01        5/31/01
------------------------------------- ------------- -------------- --------------- ------------- ---------------
     Polaris Global Value Fund           6.11%         -11.29%         12.68%         2.75%          8.98%
------------------------------------- ------------- -------------- --------------- ------------- ---------------
          MSCI World Index               3.69%         -12.59%         -5.16%         -1.18%        -15.06%
------------------------------------- ------------- -------------- --------------- ------------- ---------------


Over the past year, strong portfolio performance stemmed from stock selection spanning the globe.

In the United States, the U.S. thrift sector recorded double- and triple-digit percentage gains in light of various mergers, earnings growth and substantial stock repurchase programs. Other domestic gains included the largest U.S. shoe retailer, Payless Shoesource, old-line retailer Sears Roebuck & Co., Phelps Dodge (copper), and Verizon Communications. The Verizon investment correctly anticipated the demise of financially unstable telecom competitors. During the year, the Fund also recorded gains in SBC Communications and Bellsouth prior to their sales.

In Europe,  UK homebuilders have reported several years of strong earnings gains
- for the reporting period their stock prices finally responded with 50 to 70 percent gains. Telecom equipment sector investments in Draka Holdings (Holland) and Pirelli, SPA (Italy) posted 14% and 20% gains, respectively. Management teams at both companies used their capital wisely to purchase assets opportunistically and sell assets at peak valuations. It is interesting to note that Pirelli sold assets at very high valuations to the management teams at both Cisco and Corning whose stock prices both posted sharp declines. On the negative side, the 9.88% decline in the euro during the year offset gains in some of the Fund's euro-based investments to produce a 7.2% decline in U.S. dollars.

The South African rand devalued 12.9% in the year ended May 31, 2001. The Fund selected investments in South Africa that would potentially benefit from currency weakness, including rand hedge investments and life insurance company holdings. The Fund's South African holdings gained 43% over the fiscal year.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2001 (continued)
--------------------------------------------------------------------------------


In Asia, a number of technology stocks had strong performance including Teradyne, ASM Pacific Technology, and Samsung SDI Co. Ltd. The electronic toys and portable home phone maker V-Tech Holdings Ltd. (Hong Kong) fell due to problems following an acquisition, chip supply problems and phone competition. However, the Fund has begun to re-enter the technology sector since valuations are looking more attractive as investor sentiment reverses from extreme optimism to pessimism.

In reviewing the past year, there have been significant changes in world markets. Market liquidity, or cash available for loan or investment, has slowed dramatically for the aggressively valued and emotionally driven investments. Rather, traditional sources of liquidity have begun to emerge such as corporate cash reserves, bank loans, corporate debt issuance, fund flows into "value" mutual funds and a few initial public offerings. This liquidity is serving as a catalyst to recognize the value inherent in undervalued assets.

In the next twelve to eighteen months, we believe that economic activity will continue to slow as a result of the tremendous loss of wealth around the world and the subsequent cautionary spending/investing attitude exhibited by businesses, consumers, and governments. Projects with solid return potential will continue to be funded but will be evaluated using a sensible and real cost of capital.

The shift to more conservative business management potentially benefits the Fund. In part, the Fund's returns are reflective of recent corporate activity such as stock repurchase plans, merger activity, balance sheet restructuring, and solid growth in earnings and cash flow. We believe the Fund's philosophy and strategy work best in an economic and investment environment where participants behave rationally and investment capital flows to assets with the highest return on capital.

The Fund's fiscal year ending May 31 is not the same as a calendar year. The fiscal year was chosen to make first year reporting consistent with the Fund's inception date of June 1, 1998. However, as investment returns are normally evaluated over calendar periods, the Fund has issued calendar period reports in addition to required fiscal period reports. In order to keep the administrative costs of the Fund to a minimum, we will change the fiscal year of the Fund to December 31, effective June 1, 2001.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2001 (concluded)
--------------------------------------------------------------------------------



We hope this report provides greater insight about the performance of your investment in the Fund. Please visit the Fund's Web site, which includes past and current quarterly reports, the current prospectus, application forms, IRA documents, analyses of the Fund, and current comments among other information. You may also use the home page to contact the Fund's distributor or portfolio manager via electronic mail. The site is located at WWW.POLARISFUND.COM or you may connect from the Polaris Capital home page at WWW.POLARISCAPITAL.COM.


If you have any questions or need additional information, please feel free to call Forum Shareholder Services, the Fund's transfer agent at (888) 263-5594. Your comments and analyses are welcomed and encouraged.

Sincerely,

/s/ Bernard R. Horn, Jr.

Bernard R. Horn, Jr.
Portfolio Manager



*RESULTS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN
INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE.

AS OF JUNE 30, 2001, THE FUND'S  AVERAGE  ANNUAL RETURNS FOR THE 1-YEAR,  5-YEAR
AND 10-YEAR PERIODS WERE 3.72%, 10.05%, AND 12.87%, RESPECTIVELY. Additional performance figures for the Fund can be found in the Performance Chart and Analyses section of this report. For more up-to-date performance please call 888-263-5594 or visit the Fund's website. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than original cost. Total returns include reinvestment of dividends and capital gains. During the period certain fees and expenses were waived by the Fund, otherwise total return would have been lower. Returns less than one year are not annualized.

The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

The MSCI World Index ("MSCI") measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI is unmanaged and does include the reinvestment of dividends, net of withholding taxes. It is not possible to invest in any index.

The views in this report were those of the Fund manager as of May 31, 2001, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment in the Fund and do not constitute investment advice. (07/01)

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART & ANALYSIS
MAY 31, 2001
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in the value of a $10,000 investment, including reinvested dividends and distributions, in the Polaris Global Value Fund (the "Fund") compared with the Morgan Stanley Capital International World Index ("MSCI"), over the past 10 fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged  and  is  not  available  for  investment.  PAST  PERFORMANCE  IS  NOT
PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

AVERAGE ANNUAL TOTAL RETURN AS OF 5/31/01                            One Year        Five Year        Ten Year
-----------------------------------------                          --------------  --------------   -------------
Polaris Global Value Fund                                               8.98%           10.26%          12.66%
MSCI                                                                  (15.06%)           8.93%           9.67%

INVESTMENT VALUE ON 5/31/01
Polaris Global Value Fund                                             $32,945
MSCI                                                                  $25,169

[EDGAR Representation of Performance Chart:

                Polaris Global Value Fund       MSCI
5/31/91          10,000                          10,000
6/30/91           9,625                           9,380
7/31/91           9,901                           9,820
8/31/91          10,024                           9,785
9/30/91          10,291                          10,039
10/31/91         10,257                          10,199
11/30/91          9,851                           9,751
12/31/91         10,362                          10,458
1/31/92          10,775                          10,261
2/29/92          11,227                          10,081
3/31/92          10,740                           9,603
4/30/92          11,274                           9,734
5/31/92          11,530                          10,118
6/30/92          11,218                           9,776
7/31/92          10,972                           9,798
8/31/92          10,773                          10,033
9/30/92          10,710                           9,937
10/31/92         10,554                           9,665
11/30/92         11,017                           9,835
12/31/92         11,375                           9,911
1/31/93          11,369                           9,941
2/28/93          11,287                          10,174
3/31/93          11,895                          10,761
4/30/93          11,909                          11,257
5/31/93          12,282                          11,513
6/30/93          12,101                          11,414
7/31/93          12,406                          11,646
8/31/93          12,995                          12,177
9/30/93          13,003                          11,949
10/31/93         13,691                          12,275
11/30/93         13,331                          11,578
12/31/93         14,299                          12,142
1/31/94          14,886                          12,940
2/28/94          14,584                          12,769
3/31/94          13,884                          12,216
4/30/94          13,805                          12,591
5/31/94          13,964                          12,620
6/30/94          13,845                          12,582
7/31/94          14,348                          12,819
8/31/94          14,755                          13,202
9/30/94          14,239                          12,852
10/31/94         14,402                          13,215
11/30/94         13,857                          12,638
12/31/94         13,901                          12,758
1/31/95          13,727                          12,563
2/28/95          14,219                          12,743
3/31/95          14,651                          13,355
4/30/95          15,307                          13,817
5/31/95          15,575                          13,932
6/30/95          16,341                          13,925
7/31/95          17,142                          14,618
8/31/95          17,343                          14,289
9/30/95          18,062                          14,702
10/31/95         17,956                          14,468
11/30/95         18,281                          14,967
12/31/95         18,325                          15,401
1/31/96          18,202                          15,677
2/29/96          18,521                          15,769
3/31/96          18,730                          16,028
4/30/96          19,666                          16,402
5/31/96          20,213                          16,413
6/30/96          20,003                          16,492
7/31/96          19,203                          15,906
8/31/96          19,994                          16,086
9/30/96          20,758                          16,712
10/31/96         20,864                          16,826
11/30/96         22,280                          17,765
12/31/96         22,601                          17,477
1/31/97          23,668                          17,685
2/28/97          23,703                          17,885
3/31/97          23,545                          17,528
4/30/97          24,279                          18,097
5/31/97          26,302                          19,211
6/30/97          28,361                          20,166
7/31/97          30,933                          21,091
8/31/97          30,386                          19,677
9/30/97          32,522                          20,743
10/31/97         30,518                          19,648
11/30/97         30,097                          19,992
12/31/97         30,410                          20,232
1/31/98          30,389                          20,793
2/28/98          31,993                          22,196
3/31/98          33,059                          23,130
4/30/98          33,822                          23,352
5/31/98          32,896                          23,056
6/30/98          31,514                          23,600
7/31/98          31,119                          23,559
8/31/98          25,034                          20,413
9/30/98          25,198                          20,771
10/31/98         26,679                          22,645
11/30/98         28,060                          23,988
12/31/98         27,719                          25,156
1/31/99          26,945                          25,704
2/28/99          26,440                          25,016
3/31/99          26,642                          26,054
4/30/99          30,208                          27,078
5/31/99          28,963                          26,085
6/30/99          31,082                          27,298
7/31/99          31,688                          27,212
8/31/99          31,553                          27,160
9/30/99          30,309                          26,893
10/31/99         30,881                          28,287
11/30/99         30,645                          29,079
12/31/99         32,293                          31,429
1/31/00          31,026                          29,626
2/29/00          29,361                          29,702
3/31/00          30,881                          31,751
4/30/00          30,411                          30,405
5/31/00          30,230                          29,632
6/30/00          31,135                          30,626
7/31/00          30,809                          29,760
8/31/00          32,076                          30,724
9/30/00          29,976                          29,087
10/31/00         29,180                          28,596
11/30/00         28,456                          26,856
12/31/00         30,414                          27,287
1/31/01          32,447                          27,825
2/28/01          32,063                          25,471
3/31/01          30,913                          23,780
4/30/01          32,600                          25,526
5/31/01          32,945                          25,169]

Prior to June 1, 1998, Polaris Capital Management, Inc. managed a limited partnership with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. On June 1, 1998, the limited partnership reorganized into the Fund. The performance of the Fund includes the performance of the predecessor limited partnership. For periods prior to June 1, 1998, the performance figures include the expenses for the limited partnership, had the Fund's first year estimated expenses been used the performance would have been lower. The limited partnership was neither registered under the Investment Company Act of 1940, as amended ("1940 Act"), nor subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have had an adverse affect on its performance.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2001
--------------------------------------------------------------------------------

COMMON STOCK (96.6%)

  SHARES         SECURITY DESCRIPTION              VALUE    SHARES         SECURITY DESCRIPTION              VALUE
  ------         --------------------              -----    ------         --------------------              -----

APPAREL & ACCESSORY STORES (2.7%)                         FINANCIAL INSTITUTIONS (21.8%)
    3,000 Payless ShoeSource, Inc. +         $   203,670     25,900 Abington Bancorp, Inc.                 362,600
   16,200 Wilsons The Leather Experts, Inc.+     306,180     12,100 ABN AMRO Holding NV                    231,276
                                             -----------     16,100 American Bank of Connecticut           362,250
                                                 509,850     19,400 Banco Bilbao Vizcaya Argentina, SA     264,744
AUTOMOTIVE REPAIR, SERVICES & PARKING (1.8%)                 20,812 Banknorth Group, Inc.                  422,692
   17,900 Central Parking Corp.                  324,885     17,100 BostonFed Bancorp, Inc.                365,085
                                             -----------     60,400 Charter Pacific Bank +                 214,420
                                                             18,000 Hawthorne Financial Corp. +            310,680
BUILDING & CONSTRUCTION (8.0%)                               34,000 Horizon Bank & Trust Co. +             321,300
   57,000 Barratt Development PLC                291,510     31,500 Ipswich Bancshares, Inc.               349,650
  179,000 Countryside Properties PLC             508,581    207,000 Sanlam Ltd.                            254,333
  118,000 Crest Nicholson PLC                    370,284     24,900 Warren Bancorp, Inc.                   225,345
   25,900 Yit-Yhtyma Oy                          304,052     10,760 Webster Financial Corp.                336,788
                                             -----------                                               -----------
                                               1,474,427                                                 4,021,163
                                             -----------                                               -----------
BUSINESS SERVICES (1.1%)                                  GENERAL MERCHANDISE STORES (1.9%)
   10,543 Cendant Corp. +                        202,215     8,700 Sears, Roebuck & Co.                $   346,956
                                             -----------                                               -----------
CHEMICALS & ALLIED PRODUCTS (3.3%)                        INDUSTRIALS (7.9%)
   80,600 Methanex Corp. +                       617,782    190,480 ASM Pacific Technology Ltd.            376,086
                                             -----------     17,900 Cohu, Inc.                             377,332
                                                             11,500 GSI Lumonics, Inc. +                   117,990
COMMUNICATIONS (3.0%)                                         8,100 Kone Oyj B Shares                      583,514
  122,000 Total Access Communication             268,400                                               -----------
          Public Co. Ltd. +                                                                              1,454,922
    5,368 Verizon Communications, Inc.           294,435                                               -----------
                                             -----------  MEASURING, ANALZING, & CONTROLLING INSTRUMENT;
                                                 562,835    PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (1.4%)
                                             -----------      6,300 Teradyne, Inc. +                       251,055
CONSUMER GOODS (3.2%)                                                                                  -----------
    4,600 Christian Dior SA                      181,929
   76,369 Fedders Corp. A Shares                 336,023  METALS & MINING (1.6%)
  145,800 VTech Holdings Ltd.                     76,173     39,595 Palabora Mining Co.                    210,187
                                             -----------      1,700 Phelps Dodge Corp.                      76,840
                                                 594,125                                               -----------
                                             -----------                                                   287,027
ELECTRONICS & ELECTRICAL EQUIPMENT (12.2%)                                                             -----------
   11,000 Ametek, Inc.                           293,150  MISCELLANEOUS MANUFACTURING INDUSTRIES (1.8%)
   20,000 Amkor Technology, Inc. +               390,600     90,000 FKI PLC                                341,374
    6,518 Arisawa Manufacturing Co. Ltd.         152,488                                               -----------
    4,782 Draka Holding NV                       263,442
    9,580 Intel Corp.                            258,756  PAPER & FOREST PRODUCTS (5.6%)
    2,800 Samsung Electronics Co.                240,240    174,000 Jefferson Smurfit Group PLC            309,719
    9,000 Samsung SDI Co. Ltd                    430,679     74,700 Sappi Ltd.                             734,435
    6,500 STMicroelectronics NV                  231,399                                               -----------
                                             -----------                                                 1,044,154
                                               2,260,754                                               -----------
                                             -----------


See Notes to Financial Statements      5

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS (concluded)
MAY 31, 2001
--------------------------------------------------------------------------------

  SHARES         Security Description              VALUE    SHARES         Security Description              VALUE
  ------   ---------------------------------       -----    ------   ---------------------------------       -----

PRIMARY METAL INDUSTRIES (2.6%)                           PREFERRED STOCK (0.1%)
    8,200 Impala Platinum Holdings Ltd.          483,316      5,409 Cierra Photonics, Inc. #           $    25,008
                                             -----------                                               -----------
                                                                    (Cost $25,008)
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS (5.4%)
   16,400 Continental AG                         228,670  REAL ESTATE INVESTMENT TRUST (1.8%)
   95,000 Pirelli SpA                            282,637     11,300 Equity Office Properities Trust        328,830
   16,600 Trex Co., Inc. +                       481,732                                               -----------
                                             -----------            (Cost $319,924)
                                                 993,039
                                             -----------  CERTIFICATES OF DEPOSIT (0.0%)
TRANSPORTATION (2.0%)                                     PRINCIPAL AMOUNT
       61 East Japan Railway Co.                 362,961     $1,257 Stoneham Savings Bank, 5.22%,
                                             -----------            2/28/04                                  1,257
                                                              1,238 Middlesex Savings Bank, 5.65%,
TRANSPORTATION EQUIPMENT (1.5%)                                     5/28/02                                  1,238
   11,537 Ford Motor Co.                         280,926                                               -----------
                                             -----------  Total Certificates of Deposit (Cost $2,495)        2,495
                                                                                                       -----------
UTILITIES - ELECTRIC, GAS AND SANITARY SERVICES (6.1%)
   12,200 Allete, Inc.                           289,262  SHORT-TERM INVESTMENTS (2.2%)
    6,600 Montana Power Co.                       84,480    414,893 Deutsche Cash Management Fund          414,893
    9,600 TXU Corp.                              473,664                                               -----------
   15,900 Union Fenosa SA                        284,367            (Cost $414,893)
                                             -----------
                                               1,131,773  TOTAL INVESTMENTS IN SECURITIES - 100.7%     $18,634,065
                                             -----------  (COST $16,176,648)
                                                          OTHER ASSETS & LIABILITIES, NET - (0.7%)        (132,812)
WHOLESALE TRADE-DURABLE GOODS (1.7%)                                                                   -----------
   38,000 WESCO International, Inc. +            317,300  TOTAL NET ASSETS - 100.0%                    $18,501,253
                                             -----------                                               ===========

Total Common Stock (Cost $15,414,328)        $17,862,839
                                             -----------


+ Non-income producing security.
# Security valued at fair market value as determined by the Board of Trustees.


See Notes to Financial Statements      6

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2001
--------------------------------------------------------------------------------

ASSETS

   Total investments, at value (Cost $16,176,648) (Note 2)         $ 18,634,065
   Interest, dividends and other receivables                             59,678
   Organization costs, net of amortization (Note 2)                      17,333
                                                                   -------------
Total Assets                                                         18,711,076
                                                                   -------------

LIABILITIES
   Payable for securities purchased                                     156,189
   Payable to adviser (Note 3)                                           18,262
   Payable to other related parties (Note 3)                              1,833
   Accrued expenses and other liabilities                                33,539
                                                                   -------------
Total Liabilities                                                       209,823
                                                                   -------------

NET ASSETS                                                         $ 18,501,253
                                                                   =============


COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $ 16,890,153
   Undistributed net investment income                                  133,430
   Net realized loss on investments
      and foreign currency transactions                              (1,038,977)
   Net realized gain on options                                          65,931
   Unrealized appreciation of investments
      and foreign currency transactions                               2,450,716
                                                                   -------------

NET ASSETS                                                         $ 18,501,253
                                                                   =============

SHARES OF BENEFICIAL INTEREST                                         2,154,459

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE           $ 8.59




See Notes to Financial Statements.    7

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income (net of foreign withholding taxes $17,052)         $  452,191
  Interest income                                                         5,758
                                                                     -----------
Total Investment Income                                                 457,949
                                                                     -----------

EXPENSES
  Investment advisory  (Note 3)                                         183,738
  Administration  (Note 3)                                               40,000
  Transfer agent  (Note 3)                                               28,919
  Custody (Note 3)                                                       20,382
  Accounting  (Note 3)                                                   50,900
  Audit                                                                  23,500
  Legal                                                                     488
  Trustees                                                                  622
  Compliance                                                              8,430
  Amortization of organization costs (Note 2)                             8,000
  Other                                                                  11,473
                                                                     -----------
Total Expenses                                                          376,452
  Fees waived (Note 6)                                                  (54,948)
                                                                     -----------
Net Expenses                                                            321,504
                                                                     -----------

NET INVESTMENT INCOME                                                   136,445
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
     AND FOREIGN CURRENCY TRANSACTIONS

  Net realized loss on investments                                   (1,039,242)
  Net realized gain on options                                           65,931
  Net realized loss on foreign currency transactions                     (2,571)
                                                                     -----------
Net Realized Loss on Investments, Options and Foreign Currency
  Transactions                                                         (975,882)
                                                                     -----------

  Net change in unrealized appreciation on investments                2,385,750
  Net change in unrealized depreciation on
    foreign currency transactions                                        (3,379)
                                                                     -----------
Net Change in Unrealized Appreciation on Investments
  and Foreign Currency Transactions                                   2,382,371
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS
  AND FOREIGN CURRENCY TRANSACTIONS                                   1,406,489
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 1,542,934
                                                                     ===========


See Notes to Financial Statements.    8

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MAY 31, 2000 AND 2001
--------------------------------------------------------------------------------

                                                                              June 1, 2000       June 1, 1999
                                                                                   to                 to
                                                                              May 31, 2001       May 31, 2000
                                                                            ------------------ ------------------

OPERATIONS
      Net investment income                                                         $ 136,445          $ 141,937
      Net realized gain (loss) on investments, options
         and foreign currency transactions                                           (975,882)         1,862,842
      Net change in unrealized appreciation (depreciation)
         on investments and foreign currency transactions                           2,382,371         (1,197,932)
                                                                            ------------------ ------------------

Net Increase in Net Assets Resulting
         from Operations                                                            1,542,934            806,847
                                                                            ------------------ ------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
      Net investment income                                                           (50,940)          (718,254)
      Net realized gain on investments                                               (928,513)          (732,166)
                                                                            ------------------ ------------------

Total Distributions to Shareholders                                                  (979,453)        (1,450,420)
                                                                            ------------------ ------------------

CAPITAL SHARE TRANSACTIONS
      Sale of shares                                                                1,397,534          2,013,491
      Reinvestment of distributions                                                   978,289          1,443,663
      Redemption of shares                                                         (3,705,130)        (2,934,082)
                                                                            ------------------ ------------------

Net Increase (Decrease) from Capital Transactions                                  (1,329,307)           523,072
                                                                            ------------------ ------------------

Net Decrease in Net Assets                                                           (765,826)          (120,501)

NET ASSETS
      Beginning of Period                                                          19,267,079         19,387,580
                                                                            ------------------ ------------------
      End of Period (A)                                                          $ 18,501,253       $ 19,267,079
                                                                            ================== ==================

SHARE TRANSACTIONS
      Sale of shares                                                                  172,776            223,775
      Reinvestment of distributions                                                   128,326            164,837
      Redemption of shares                                                           (454,016)          (333,041)
                                                                            ------------------ ------------------
Net Increase (Decrease)  in Shares                                                   (152,914)            55,571
                                                                            ================== ==================

(A) Accumulated undistributed net investment income                                 $ 133,430           $ 50,933
                                                                            ================== ==================


See Notes to Financial Statements.    9

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period:

                                                         June 1, 2000      June 1, 1999         June 1, 1998
                                                              to                to                   to
                                                         May 31, 2001      May 31, 2000     May 31, 1999 (Note 1)
                                                       ----------------- ------------------ ---------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $8.35              $8.61                $10.00
                                                       ----------------- ------------------ ---------------------

INVESTMENT OPERATIONS
 Net investment income                                             0.06               0.07                  0.06
 Net realized and unrealized gain (loss) on investments,
     options and foreign currency transactions                     0.63               0.32                 (1.27)
                                                       ----------------- ------------------ ---------------------
Total from Investment Operations                                   0.69               0.39                 (1.21)
                                                       ----------------- ------------------ ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income                                            (0.02)             (0.31)                (0.04)
 Net realized gain on investments, options
     and foreign currency transactions                            (0.43)             (0.34)                (0.14)
                                                       ----------------- ------------------ ---------------------
Total Distributions to Shareholders                               (0.45)             (0.65)                (0.18)
                                                       ----------------- ------------------ ---------------------
NET ASSET VALUE, END OF PERIOD                                    $8.59              $8.35                 $8.61
                                                       ================= ================== =====================

TOTAL RETURN                                                      8.98%              4.37%                (11.95)%

RATIO/SUPPLEMENTARY DATA
Net assets at end of period (000's omitted)                     $18,501            $19,267               $19,388
Ratios to Average Net Assets
 Expenses                                                         1.75%              1.75%                 1.75%
 Expenses, excluding waiver of fees                               2.05%              2.12%                 2.06%
 Net investment income                                            0.74%              0.70%                 0.63%

PORTFOLIO TURNOVER RATE                                             34%                38%                   51%


See Notes to Financial Statements.    10

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2001
--------------------------------------------------------------------------------


NOTE 1.  ORGANIZATION

This report relates to Polaris Global Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Limited Partnership (the
"Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989 and ceased operations on May 31, 1998. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - On each Fund business day, the Trust determines the net asset value per share of the Fund as of the close of the regular trading day on the New York Stock Exchange. Securities, other than short-term securities, held by the Fund, and for which market quotations are readily available, are valued using the last reported sales price provided by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees. On May 31, 2001, the Fund held a security valued at fair value as determined by the Board of Trustees amounting to $25,008 or 0.1%, of the Fund's net assets. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value. Foreign short-term investments are valued at the current market price, then marked-to-market to recognize any gain or loss on the transaction.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Generally, dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes. Foreign dividend and interest income amounts and realized capital gain or loss are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions.

Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and
(ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MAY 31, 2001
--------------------------------------------------------------------------------


The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with federal applicable income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

ORGANIZATION COSTS - Costs incurred by the Fund in connection with its organization are amortized using the straight-line method over a five-year period.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust is comprised of 20 active fund series, and it accounts separately for the assets and liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MAY 31, 2001
--------------------------------------------------------------------------------


ADOPTION OF NEW ACCOUNTING PRINCIPLE - In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide will apply to funds with fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

NOTE 3.  ADVISORY  FEES,  SERVICING  FEES AND OTHER  TRANSACTIONS  WITH  RELATED
PARTIES

INVESTMENT ADVISER - The investment adviser to the Fund is Polaris Capital Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the average daily net assets of the Fund.

ADMINISTRATOR - The administrator of the Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the first $150 million of the Fund's average daily net assets and 0.05% of the Fund's average daily net assets in excess of $150 million, subject to a minimum fee of $40,000 per year.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for the Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives an annual fee of $24,000, plus certain shareholder account fees.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan (the "Plan") with respect to the Fund under which FAdS is authorized to enter into shareholder service agreements with financial institutions and other persons who provide services for and maintain shareholder accounts as set forth in the Plan. Under the Plan, the Trust, through FAdS, pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDER- Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives an annual fee of $36,000, plus certain amounts based upon the asset level of the Fund as well as the number and type of portfolio transactions made by the Fund. Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. For its services, the Custodian receives an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual maintenance custody fee as well as certain other transaction fees.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
MAY 31, 2001
--------------------------------------------------------------------------------


NOTE 4.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term investments, totaled $6,225,096 and $8,188,423, respectively, for the year ended May 31, 2001.

For federal income tax purposes, the tax basis of investment securities owned as of May 31, 2001, was $16,176,485, and the net unrealized appreciation of investment securities was $2,457,580. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost was $4,289,994, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $1,832,414. The Fund has capital loss carryover of $524,596 as of May 31, 2001 which will expire in May 2009 and that is available to offset future capital gains. The Fund has a current year deferred post-October capital loss of $448,450 and a post-October currency loss of $2,250. These losses will be realized for tax purposes on the first day of the succeeding tax year.

NOTE 5. WRITTEN OPTION TRANSACTIONS

                                                                          CALLS
                                                    --------------------------------------------------
                                                      Principal Amounts
                                                        of Contracts
                                                        (000 OMITTED)                 PREMIUMS

  OUTSTANDING, JUNE 1, 2000                                     -                   $         -

  Options written                                             575                       104,908
  Options terminated in closing transactions                 (15)                       (3,424)
  Options exercised                                          (50)                       (8,287)
  Options expired                                           (510)                      (93,197)
                                                    ----------------------     -----------------------

  OUTSTANDING, MAY 31, 2001                                     -                   $         -
                                                    ======================     =======================


NOTE 6. WAIVER OF FEES

The Adviser and FAdS have voluntarily waived fees of $36,948 and $18,000, respectively, for the year ended May 31, 2001.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (concluded)
MAY 31, 2001
--------------------------------------------------------------------------------


NOTE 7. FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR (UNAUDITED)

Income Dividends - All the income and any short-term capital gain dividends paid by the Fund were ordinary income for federal income tax purposes. The Fund designates 100% of the taxable ordinary income distributed as qualifying for the corporate dividends - received deduction.

Capital Gain Dividends - The Fund declared long-term capital gain dividends of $928,513 for the fiscal year ended May 31, 2001.

NOTE 8. CHANGE IN INDEPENDENT AUDITOR

At its February 12, 2001 meeting, the Trust's Board of Trustees approved KPMG LLP ("KPMG") as the new independent auditor for the Fund, subject to the resignation of Deloitte & Touche LLP ("Deloitte") as independent auditor of Fund. The decision to replace Deloitte with KPMG was motivated by the fact that KPMG already serves as independent auditors for other investment vehicles managed by the Adviser. During the Fund's past two fiscal years and through the date of Deloitte's resignation, the Fund had no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

NOTE 9. CHANGE IN FISCAL YEAR END

At its February 12, 2001 meeting, the Trust's Board of Trustees approved the change of the Fund's fiscal year end from May 31 to December 31, effective June 1, 2001.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------



The Board of Trustees and Shareholders
Polaris Global Value Fund:

We have audited the accompanying statement of assets and liabilities of the Polaris Global Value Fund, including the schedule of investments, as of May 31, 2001, and the related statements of operations and changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2000, and the financial highlights for each of the years in the two-year period ended May 31, 2000 were audited by other auditors whose report dated July 7, 2000 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of the Polaris Global Value Fund as of May 31, 2001, the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Boston, Massachusetts
July 6, 2001

                                                          [Logo: World Globe]
                                                       POLARIS GLOBAL VALUE FUND



       INVESTMENT ADVISER
Polaris Capital Management, Inc.
        125 Summer Street                                  ANNUAL REPORT
        Boston, MA 02110                                   May 31, 2001


          DISTRIBUTOR
    Forum Fund Services, LLC
      Two Portland Square
       Portland, ME 04101


         TRANSFER AGENT
    Forum Fund Services, LLC
      Two Portland Square
       Portland, ME 04101




This report is for the information of the shareholders
          of the Polaris Global Value Fund.
   Its use in connection with any offering of the
 Fund's shares is authorized only when preceded or               POLARIS
   accompanied by the Fund's current prospectus.        Capital Management, Inc.
                                                          www.polarisfunds.com